SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) September 15, 2000


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                    23-2417713
(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5.  Other Events.

On September 15, 2000, Adelphia announced the sale of new Senior Notes through the issuance of a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01.

Item 7.  Financial Statements and Exhibits

Exhibit No.                       Description

99.01           Press Release dated September 15, 2000 (Filed Herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2000           ADELPHIA COMMUNICATIONS CORPORATION
                                                (Registrant)

                                   By:   /s/ Timothy J. Rigas

                                      Timothy J. Rigas
                                      Executive Vice President, Treasurer
                                      and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                          Description

99.01           Press Release dated September 15, 2000 (Filed Herewith).